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                                                                    EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 17, 2000 relating to the financial statements and financial statement schedule of Datum Inc., which appears in Datum Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP
--------------------------------
    PricewaterhouseCoopers LLP


Costa Mesa, California
June 28, 2000